UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2004

                                  MILACRON INC.
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             (Exact name of registrant as specified in its charter)

     Delaware                    1-8475                      31-1062125
-------------------     ------------------------     -------------------------
 (State or other        (Commission File Number)          (IRS Employer
 jurisdiction of                                        Identification No.)
  incorporation)


 2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio            45206
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       (address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 31, 2004, Milacron Inc. (the "Company") entered into an Amended and Restated Financing Agreement amending and restating the Financing Agreement with certain subsidiaries as Borrowers, certain subsidiaries as Guarantors, the Lenders from time to time party thereto, and Credit Suisse First Boston, Cayman Islands Branch, as Administrative and Collateral Agent dated March 12, 2004. A copy of the Amended and Restated Financing Agreement is filed as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

Exhibit  No.        Description
---------------     ----------------------------------------------------------
99.1                Amended and Restated Financing Agreement dated as of March
                    31, 2004 among Milacron Inc. and certain subsidiaries as Borrowers, certain subsidiaries as Guarantors, the Lenders from time to time party thereto, and Credit Suisse First
                    Boston, Cayman Islands Branch, as Administrative and
                    Collateral Agent.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MILACRON INC.

Date: April 2, 2004                 By: /s/ Robert P. Lienesch
                                        --------------------------------------
                                        Robert P. Lienesch
                                        Vice President - Finance and Chief
                                        Financial Officer

                                 EXHIBIT INDEX

Exhibit  No.        Description
---------------     ----------------------------------------------------------
99.1                Amended and Restated Financing Agreement dated as of March
                    31, 2004 among Milacron Inc. and certain subsidiaries as Borrowers, certain subsidiaries as Guarantors, the Lenders from time to time party thereto, and Credit Suisse First
                    Boston, Cayman Islands Branch, as Administrative and
                    Collateral Agent.